Putnam
Tax Exempt
Income Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The sea change that the economy experienced during Putnam Tax Exempt Income Fund's fiscal year ended September 30, 2001, provided plenty of challenges for Fund Manager David Hamlin and the credit team that supports him.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp decline in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that even after the tragedy, municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, David discusses in detail the environment in which the team worked during the fiscal year and reviews the strategy they used within that framework, both before and after the attacks. As the fund begins a new fiscal year, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

David E. Hamlin

The tragic events of September 11 threw all sectors of the capital markets into disarray, and the municipal bond market was no exception. However, since Putnam Tax Exempt Income Fund had largely concluded its fiscal year by that point, the market turmoil had a muted effect on its performance. In fact, your fund enjoyed a fairly positive environment for much of the period as solid cash inflows and a steepening Treasury yield curve led to narrowing credit yield spreads and the outperformance of municipal bonds over Treasury bonds and securities. (Credit yield spreads are the difference in yield between investment-grade and lower-rated bonds.) After September 11, these spreads widened considerably, and some of the fund's strong returns to that point were given back.

Total return for 12 months ended 9/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   9.56%   4.30%    8.85%  3.85%     8.69%  7.69%     9.22%   5.64%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* AS ECONOMIC STRENGTH WANED,  MUNICIPAL BONDS RETAINED STRENGTH

The past 12 months have been a challenging time for the U.S. economy. Despite the much-touted potential of the "new economy," many technology companies have fallen far short of their goals and even companies in the more traditional sectors have encountered difficulties. The September 11 attacks only exacerbated these problems, although most analysts do not anticipate a prolonged downturn as a result of the attacks.

Despite these challenges, performance in the municipal market has held up fairly well. With the stock market continuing to experience ongoing weakness and volatility, investors have been flocking to bonds. While many investors initially favored Treasuries, municipal bonds have enjoyed strong cash inflows as well, and this has provided a solid underpinning for the market. Even the aftermath of September 11 has not significantly dampened investor enthusiasm for municipal bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation                   20.3%

Hospital/
Health care                      19.3%

Utilities                        15.3%

Education                         7.1%

Water & sewer                     6.7%

Footnote reads:
*Based on net assets as of 9/30/01. Holdings will vary over time.


The steepening Treasury yield curve was another important factor affecting municipal bond market performance over the period. After beginning the year in a relatively flat position, the yield curve steepened dramatically as the Federal Reserve Board lowered short-term interest rates numerous times while interest rates on long-term bonds crept upward. The upward movement of long-term rates was caused, in part, by increasing uncertainty about the economy and concerns that Fed-induced liquidity (whereby lower short-term interest rates induce consumers and businesses to spend more, increasing the economy's "liquidity") and higher government spending could lead to inflation. In this environment, with weak but positive economic growth, credit yield spreads narrowed significantly.

The events of September 11 reversed some of the above-mentioned spread narrowing on lower-rated, or "credit sectors," as investors became cautious about the added risk of these securities. Credit yield spreads widened, and airline bond ratings generally were downgraded. This has affected the airline/airport sector of the municipal bond market, as many bonds within this sector are backed by airlines. We believe the airline downgrades may be an overreaction, and that while there may be some defaults and bankruptcies among the smaller carriers, the larger ones should survive.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 50.3%

Aa/AA -- 7.4%

A -- 9.2%

Baa/BBB -- 16.7%

Ba/BB -- 10.5%

B -- 3.0%

Other -- 2.9%

Footnote reads:
*As a percentage of market value as of 9/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Amidst this challenging environment for lower-rated municipal credits, there were some bright spots. Some of these sectors, most notably the hospital sector, have already undergone their own recessions and are now showing improvement. For hospitals, the trouble began with the 1996 Federal Tax Act, which significantly cut reimbursement for health care expenses. After enduring some very difficult years, many of today's hospitals emerged stronger, leaner, and more efficient -- and the value of their municipal bonds is beginning to reflect these changes. During the recent period, we added two important hospital holdings to the portfolio. The first came in May, when we purchased bonds issued by the Mount Sinai Medical Center in Miami Beach, Florida. This well-run hospital is purchasing a competitor, Miami Heart Institute, which will improve its already-strong market position. In July, we purchased some unrated bonds issued by Casa Grande Regional Medical Center in Arizona. Putnam has a longstanding relationship with this institution, and we believe it is solidly managed. Given the emerging recovery in the health care sector, we believe these bonds represent an attractive opportunity.


"Recent events have underscored the prudence of investing in municipal bonds through a well-managed mutual fund. Mutual fund investors enjoy the benefits of diversification where gains from one bond can help offset losses from another."

-- David E. Hamlin, portfolio manager, Putnam Tax Exempt Income Fund


While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustments in accordance with the fund's investment strategy and may vary in the future.

* CREDIT DIVERSIFICATION DELIVERED SOLID RETURNS

Despite setbacks encountered after September 11, the fund's strong performance over the period was due primarily to its overweight position in sectors of the market with lower credit ratings, which have been solid performers in 2001. These sectors included health care, utilities, transportation, and selective industrial bonds. Anticipating this year's narrowing of credit spreads, we had begun building an overweight position in these sub-investment-grade bonds, which are those rated BB+ or lower by Standard & Poor's. As a result, the fund solidly outperformed most of its peers prior to September 11. Since that date, however, the widening of credit spreads has negatively affected returns from these holdings. Nonetheless, their strength prior to the tragedy has kept their year-to-date performance strong, and we remain convinced of the longer-term potential of lower-rated credits to outperform.

With the economy weakening and the fund already having benefited so handsomely from narrowing credit spreads, we have become even more selective when evaluating unrated and sub-investment-grade holdings for the portfolio. For example, among start-up long-term care communities, valuations on some bonds have reached levels that no longer offer adequate compensation for the risk involved. Given the aging U.S. population, we remain very interested in this sector overall, although we will be watching it carefully as the real estate market slows since often people must sell their homes in order to finance the move to long-term care communities.

In addition to the hospital bonds discussed earlier, we also made another sub-investment-grade bond purchase over the period. In August, we purchased bonds issued by the New York City Industrial Development Agency to finance a special airport facility to handle cargo at JFK International Airport. Despite the reduced air traffic following the tragedy of September 11, this state-of-the-art cargo facility is still much needed as air cargo traffic has not diminished, nor is it expected to do so. The portfolio continues to maintain a core position in high-quality, highly liquid securities rated Aa/AA or above by Moody's and Standard & Poor's. Although we have reduced this portion of the portfolio slightly over the period, it still accounts for approximately one-half of all holdings.

* ADJUSTING DURATION ENHANCED INTEREST-RATE BENEFITS

Duration is a measure of a portfolio's maturity structure and reflects the price sensitivity of holdings to changes in interest rates. The fund began the period with a portfolio duration that was slightly shorter than neutral, relative to its benchmark index. At that time, the municipal yield curve had flattened a bit, and there was no advantage to extending duration. When municipal interest rates began to rise a bit in mid-March, we extended duration slightly to take advantage of the uptick.

In June, we shortened duration once again, reflecting uncertainty about the future direction of interest rates. If the economy continues to slow, rates could drop further. However, cash inflows to the municipal market remain high and, once the stock market stabilizes, these monies could flow back to that market. In our view, this scenario provides an argument against lengthening duration in your fund's portfolio.

* A CONSTRUCTIVE OUTLOOK FOR MUNI BOND INVESTORS

In the months ahead, we believe the fund is well positioned to seek its objectives of income, total return, and protection against downside risk. Our reliance on in-depth research and careful selection of lower-rated bonds should continue to provide solid returns over the long term. Currently, the market is favoring the highest-quality bonds because investors are extremely risk-averse. We believe that fear is overblown, however, and that the environment will favor lower-rated issues for the next several years.

Putnam's research team is crucial to our ability to evaluate and purchase appropriate lower-rated bonds for the portfolio. When considering unrated issues, we can only buy bonds that Putnam analysts rate BB- or above, so we are always purchasing the high end of the sub-investment grade sector. Below-investment-grade investments provide durable income and considerable upside potential; but selecting the right bonds requires a great deal of time and expertise, along with the patience to see them achieve their full potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. Bonds have principal interest-rate guarantees if held to maturity. Bond mutual funds fluctuate in value with market conditions.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax Exempt Income Fund is designed for investors seeking high current income exempt from federal income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 9/30/01

                     Class A        Class B          Class C         Class M
(inception dates)  (12/31/76)       (1/4/93)        (7/26/99)       (2/16/95)
                  NAV      POP     NAV   CDSC      NAV     CDSC    NAV     POP
------------------------------------------------------------------------------
1 year           9.56%    4.30%   8.85%   3.85%   8.69%    7.69%  9.22%   5.64%
------------------------------------------------------------------------------
5 years         32.59    26.25   28.36   26.36   26.97    26.97  30.62   26.44
Annual average   5.80     4.77    5.12    4.79    4.89     4.89   5.49    4.80
------------------------------------------------------------------------------
10 years        86.92    78.03   74.30   74.30   71.86    71.86  80.98   75.10
Annual average   6.45     5.94    5.71    5.71    5.56     5.56   6.11    5.76
------------------------------------------------------------------------------
Annual average
(life of fund)   7.84     7.63    6.99    6.99    6.96     6.96   7.38    7.24
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                  Lehman Municipal          Consumer
                     Bond Index*          price index
------------------------------------------------------------------------------
1 year                 10.41%                2.65%
------------------------------------------------------------------------------
5 years                37.98                12.93
Annual average          6.65                 2.46
------------------------------------------------------------------------------
10 years               97.70                29.88
Annual average          7.05                 2.65
------------------------------------------------------------------------------
Annual average
(life of fund)            --*                4.63
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Index inception date was 12/31/79.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/91

                                      Lehman Bros.
                 Fund's class A      Municipal Bond    Consumer price
Date             shares at POP           Index             index

9/30/91             9,425               10,000             10,000
9/30/92            10,732               11,045             10,299
9/30/93            12,187               12,453             10,576
9/30/94            11,345               12,152             10,889
9/30/95            12,877               13,512             11,166
9/30/96            12,997               14,328             11,501
9/30/97            14,773               15,622             11,757
9/30/98            15,719               16,984             11,924
9/30/99            15,180               16,864             12,230
9/30/00            16,345               17,906             12,653
9/30/01           $17,803              $19,770            $12,988

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,430 and $17,186, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,098 ($17,510 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/01

                              Class A     Class B     Class C      Class M
------------------------------------------------------------------------------
Distributions (number)          12          12          12           12
------------------------------------------------------------------------------
Income                      $0.488037   $0.430937   $0.418213    $0.463087
------------------------------------------------------------------------------
Capital gains 1                 --          --           --          --
------------------------------------------------------------------------------
  Total                     $0.488037   $0.430937   $0.418213    $0.463087
------------------------------------------------------------------------------
Share value:               NAV     POP     NAV         NAV      NAV     POP
------------------------------------------------------------------------------
9/30/00                  $8.53   $8.96    $8.53       $8.53   $8.55    $8.84
------------------------------------------------------------------------------
9/30/01                   8.84    9.28     8.84        8.84    8.86     9.16
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2   5.43%   5.17%    4.77%       4.62%   5.13%    4.96%
------------------------------------------------------------------------------
Taxable equivalent 3      8.92    8.49     7.83        7.59    8.42     8.14
------------------------------------------------------------------------------
Current 30-day
SEC yield 4               4.84    4.61     4.18        4.02    4.54     4.39
------------------------------------------------------------------------------
Taxable equivalent 3      7.95    7.57     6.86        6.60    7.45     7.21
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.1% federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.
                                                    KPMG  LLP
Boston, Massachusetts
October 31, 2001



THE FUND'S PORTFOLIO
September 30, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
BIGI                -- Bond Investors Guarantee Insurance
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                     RATING (RAT)             VALUE
Alabama (1.3%)
-------------------------------------------------------------------------------------------------------------------
$         8,818,750 Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                    Ser. A, 6.7s, 12/1/24                                                 Baa1        $   8,818,750
          9,535,000 Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                    7 7/8s, 5/1/19                                                        AAA/P          10,703,038
          3,750,000 Jefferson Cnty., Swr. Rev. Bonds (Rites-PA),
                    Ser. 487 R, FGIC, FRB, 7.1s, 2/1/38
                    (acquired 3/23/99, cost $4,290,150) (RES)                             AAA             4,134,375
                                                                                                      -------------
                                                                                                         23,656,163

Alaska (0.4%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Alaska Hsg. Fin. Corp. Rev. Bonds, 4.4s, 12/1/31                      Aaa             6,007,500
          2,000,000 Northern TOB Securitization Corp. Rev. Bonds,
                    5 1/2s, 6/1/29                                                        Aa3             2,000,000
                                                                                                      -------------
                                                                                                          8,007,500

Arizona (1.7%)
-------------------------------------------------------------------------------------------------------------------
          6,510,000 AZ State Muni. Fin. Program COP BIGI, Ser. 34,
                    7 1/4s, 8/1/09                                                        Aaa             7,974,750
          3,250,000 Casa Grande Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.),
                    Ser. A, 7 5/8s, 12/1/29                                               BB-/P           3,367,813
          7,210,000 Cochise Cnty., Indl. Dev. Rev. Bonds
                    (Sierra Vista Regl. Hlth.), Ser. A, 6.2s, 12/1/21                     BB+/P           6,768,388
         10,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                    Aaa            12,550,000
                                                                                                      -------------
                                                                                                         30,660,951

Arkansas (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            4,231,500
          3,175,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            3,270,250
                                                                                                      -------------
                                                                                                          7,501,750

California (4.9%)
-------------------------------------------------------------------------------------------------------------------
         15,500,000 Alameda, Corridor Trans. Auth. Rev. Bonds,
                    Ser. 99-A, MBIA, zero %, 10/1/31                                      Aaa             3,119,375
         18,900,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth.
                    Rev. Bonds (Capital Projects), Ser. A,
                    MBIA, 5s, 10/1/23                                                     Aaa            18,923,625
          7,000,000 Los Angeles, Regl. Arpt. Impt. Rev. Bonds
                    (United Airlines, Inc.), Ser. G, 8.8s, 11/15/21                       BB-             7,203,420
         10,150,000 Orange Cnty., Local Trans. Auth. IFB, FGIC, 8.6s,
                    2/14/11 (acquired 1/30/97, cost $10,393,516) (RES)                    Aaa            10,797,773
                    San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
                    Rev. Bonds
         21,000,000 Ser. A, MBIA, zero %, 1/15/36                                         Aaa             3,360,000
         53,760,000 zero %, 1/1/24                                                        Aaa            17,136,000
         27,400,000 zero %, 1/1/18                                                        Aaa            12,193,000
         17,690,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Area Redev.), MBIA, 5s, 8/1/20                                Aaa            17,800,563
                                                                                                      -------------
                                                                                                         90,533,756

Colorado (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,750,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              3,923,438
                    Denver, City & Cnty. Arpt. Rev. Bonds
         28,660,000 Ser. A, 8 3/4s, 11/15/23                                              A2             29,442,418
         10,340,000 Ser. A, 8 3/4s, 11/15/23 (Prerefunded)                                Aaa            10,622,902
          3,980,000 Ser. B, 7 1/4s, 11/15/23                                              A2              4,174,025
          1,020,000 Ser. B, 7 1/4s, 11/15/23 (Prerefunded)                                Aaa             1,095,225
                                                                                                      -------------
                                                                                                         49,258,008

Connecticut (1.8%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   BBB+            8,100,000
          8,500,000 CT State HFA Yale U. Ed. Fac. Auth. FRB,
                    Ser. V-2, 2.6s, 7/1/36                                                Aaa             8,500,000
                    Mashantucket, Western Pequot Tribe
                    144A Rev. Bonds, Ser. A
          7,565,000 6.4s, 9/1/11                                                          Baa2            8,132,375
          7,435,000 6.4s, 9/1/11, (Prerefunded)                                           Aaa             8,661,775
                                                                                                      -------------
                                                                                                         33,394,150

District of Columbia (6.0%)
-------------------------------------------------------------------------------------------------------------------
                    DC G.O. Bonds, Ser. A
         39,250,000 6 3/8s, 6/1/26                                                        AAA            45,186,563
         38,175,000 6s, 6/1/26                                                            Baa1           39,654,269
          7,000,000 DC Georgetown U. IFB, 10.558s, 4/25/22                                AAA             7,575,050
                    District of Columbia, Tobacco Settlement
                    Fin. Corp. Rev. Bonds
          9,000,000 6 3/4s, 5/15/40                                                       A1              9,821,250
          7,500,000 6 1/2s, 5/15/33                                                       A1              8,325,000
                                                                                                      -------------
                                                                                                        110,562,132

Florida (4.1%)
-------------------------------------------------------------------------------------------------------------------
         11,010,000 FL State Gen. Svcs. Rev. Bonds, 8 1/4s, 7/1/17
                    (acquired 9/28/98, cost $14,268,960) (RES)                            AAA/P          14,313,000
          5,530,000 Halifax, Hosp. Med. Ctr. Rev. Bonds,
                    Ser. A, 7 1/4s, 10/1/29                                               BB+/P           5,633,688
         18,500,000 Hernando Cnty. Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16                                    Aaa            24,396,875
         16,375,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3           17,111,875
          3,700,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19                       Baa3            3,875,750
                    Oakstead Cmnty. Dev. Dist. Cap. Impt., Rev. Bonds
          1,175,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,219,063
          3,000,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            3,067,500
                    Tampa, Util. Tax & Special Rev. Bonds, AMBAC
          1,500,000 6s, 10/1/09                                                           AAA             1,711,875
          1,500,000 6s, 10/1/08                                                           AAA             1,704,375
          2,500,000 6s, 10/1/07                                                           AAA             2,815,625
                                                                                                      -------------
                                                                                                         75,849,626

Georgia (3.7%)
-------------------------------------------------------------------------------------------------------------------
         12,000,000 De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.), 7 1/2s, 4/1/17                               AAA/P          12,512,040
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
         10,000,000 Ser. B, FGIC, 8 1/4s, 1/1/11                                          Aaa            13,037,500
         20,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           AAA            24,266,875
          1,200,000 Ser. Y, AMBAC, 6.4s, 1/1/13 (Prerefunded)                             AAA             1,404,000
         10,460,000 GA State G.O. Bonds, Ser. D, 6.8s, 8/1/11                             Aaa            12,721,975
          5,000,000 GA State Private College & U. Auth. Rev. Bonds
                    (Emory U.), Ser. A, 5 1/2s, 11/1/31                                   Aa1             5,131,250
                                                                                                      -------------
                                                                                                         69,073,640

Illinois (3.0%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000 zero %, 12/1/17                                                       Aaa             2,362,500
          7,750,000 zero %, 12/1/16                                                       Aaa             3,613,438
          9,250,000 Chicago, O'Hare Intl. Arpt. Rev. Bonds
                    (United Airlines), Ser. C, 6.3s, 5/1/16                               B2              8,012,813
         14,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              Ba2            14,246,250
          2,765,000 Huntley, Special Tax Rev. Bonds (Srvs. Area No. 9),
                    Ser. A, 7 3/4s, 3/1/28                                                BB+/P           2,872,144
         13,000,000 IL Dev. Fin. Auth. Rev. Bonds 5.85s, 2/1/07                           BBB            13,617,500
          8,000,000 IL Hlth. Fac. Auth. IFB (St. Luke's Med. Ctr.),
                    MBIA, 8.602s, 10/1/24                                                 Aaa             8,320,000
          2,520,000 IL Hlth. Fac. Auth. Rev. Bonds (Cmnty. Rehab.
                    Providers Fac.), 8 3/4s, 7/1/11                                       B/P             2,570,400
                                                                                                      -------------
                                                                                                         55,615,045

Indiana (1.5%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Fort Wayne, Hosp. Auth. Rev. Bonds
                    (Parkview Hlth. Syst., Inc.), MBIA,
                    4 3/4s, 11/15/28                                                      Aaa             8,167,500
          4,150,000 IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 12/1/32                                                         Baa1            4,025,500
         20,000,000 Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines), Ser. A, 6 1/2s, 11/15/31                           BB-            16,125,000
                                                                                                      -------------
                                                                                                         28,318,000

Iowa (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Iowa Fin. Auth VRDN (Wheaton Franciscan),
                    Ser. B, MBIA, 2.28s, 8/15/24                                          A-1+            2,000,000

Kansas (1.2%)
-------------------------------------------------------------------------------------------------------------------
         18,200,000 Burlington, Poll. Control IFB (KS Gas & Electric),
                    Ser. 91-4, MBIA, 9.86s, 6/1/31 (acquired various
                    dates from 6/20/91 to 2/14/94,
                    cost $20,181,360) (RES)                                               Aaa            19,041,750
          4,100,000 Kansas City, Elec. & Wtr. Rev. Bonds VRDN,
                    2.7s, 8/1/15                                                          VMIG1           4,100,000
                                                                                                      -------------
                                                                                                         23,141,750

Louisiana (2.5%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+/P            8,893,125
         17,800,000 Lake Charles, Harbor & Term Dist. Port Fac.
                    Rev Bonds (Trunkline Co.), 7 3/4s, 8/15/22                            A3             18,898,438
          8,700,000 Plaquemines Port Harbor & Terminal Dist. Marine
                    Term Fac. Rev. Bonds (Electro-Coal-A),
                    5s, 9/1/07                                                            A3              8,950,125
          8,565,000 W. Feliciana Parish, Poll. Control Rev. Bonds
                    (Gulf States Util. Co.), Ser. III, 7.7s, 12/1/14                      Ba1             8,853,298
                                                                                                      -------------
                                                                                                         45,594,986

Maine (0.7%)
-------------------------------------------------------------------------------------------------------------------
         11,935,000 Bucksport Solid Waste Disp. Rev. Bonds
                    (Champion Intl. Corp.), 6 1/4s, 5/1/10                                Baa2           12,304,150

Maryland (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Howard Cnty. Rev. Bonds, Ser. A, 8s, 5/15/29                          BB-/P           5,012,500

Massachusetts (6.1%)
-------------------------------------------------------------------------------------------------------------------
         11,595,000 MA State G.O. Bonds, Ser. 25, 8.22s, 11/1/11
                    (acquired 8/13/98, cost $14,388,236) (RES)                            Aa             15,290,906
          2,000,000 MA State Ed. Fac. Auth. VRDN (Mass Inst. Tech. J-1),
                    1.5s, 7/1/31                                                          VMIG1           2,000,000
                    MA State Hlth. & Edl. Fac. Auth. IFB
          6,450,000 (St. Elizabeth Hosp.), Ser. E, FSA, 10.82s, 8/12/21                   Aaa             6,740,250
         18,000,000 (Beth Israel-Deaconess Hosp.), AMBAC,
                    10.765s, 10/1/31                                                      Aaa            18,789,840
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          5,370,000 (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                    AAA             5,694,402
          6,000,000 (Caritas Christian Oblig. Group),
                    Ser. A, 5 5/8s, 7/1/20                                                Baa2            5,715,000
                    MA State Indl. Fin. Agcy. Resource Recvy. Rev. Bonds
                    (Southeastern MA)
          4,300,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           4,469,592
          6,893,100 Ser. A, 9s, 7/1/15                                                    BB-/P           7,162,620
          5,700,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           AAA/P           7,844,625
                    MA State Rev. Bonds
          3,500,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            3,635,625
          7,000,000 AMBAC, 6.55s, 6/23/22                                                 Aaa             7,682,500
         20,000,000 (Grant Anticipation Notes), Ser. A, MBIA,
                    5 1/2s, 6/15/13                                                       Aaa            22,175,000
                    MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A
            500,000 AMBAC, 5s, 1/1/39                                                     Aaa               481,250
          3,600,000 MBIA, 5s, 1/1/37                                                      Aaa             3,465,000
          2,000,000 MA State Wtr. Resources Auth. VRDN (General
                    Multi. Modal), Ser. B, FGIC, 2.15s, 8/1/37                            VMIG1           2,000,000
                                                                                                      -------------
                                                                                                        113,146,610

Michigan (2.8%)
-------------------------------------------------------------------------------------------------------------------
          4,400,000 Detroit, Loc. Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A, 5 1/2s, 5/1/21                                    BB-             3,800,500
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Sinai Hosp.),
                    6.7s, 1/1/26                                                          A-              4,925,000
                    MI State Stragetic Fund Solid Waste Disp. Rev. Bonds
          5,000,000 (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P           5,012,500
         10,000,000 (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                              BB/P           10,462,500
                    MI State Strategic Fund Ltd. Rev. Bonds
                    (Detroit Edison Poll. Control)
          5,000,000 5.65s, 9/1/29                                                         A3              5,012,500
          8,000,000 5.45s, 9/1/29                                                         A3              8,020,000
          6,745,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/13                      Baa3            6,036,775
          9,465,000 Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 6 3/4s, 12/1/15                           B+/P            7,773,131
                                                                                                      -------------
                                                                                                         51,042,906

Minnesota (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,010,000 Martin Cnty., Hosp. Rev. Bonds
                    (Fairmont Cmnty. Hosp.), 6 5/8s, 9/1/22                               BB+/P           3,764,388
          2,900,000 Minneapolis & St. Paul Metropolitan Arpts. Comm.
                    Rev. Bonds (Northwest Air Lines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            2,338,125
                                                                                                      -------------
                                                                                                          6,102,513

Missouri (1.2%)
-------------------------------------------------------------------------------------------------------------------
            145,000 Kansas City, Indl. Dev. Auth. Hosp. Rev. Bonds FRB
                    2.65s, 10/15/15                                                       Aaa               145,000
                    MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
         14,400,000 (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            A-/P           15,912,000
          2,500,000 (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              2,643,750
          3,500,000 (St. Anthony's Med. Ctr.), 6 1/8s, 12/1/19                            A2              3,692,500
                                                                                                      -------------
                                                                                                         22,393,250

Montana (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             4,235,000
         13,500,000 MT State Hlth. Fac. Auth. Hosp. IFB (Deaconess
                    Med. Ctr.), Ser. B, AMBAC, 10.665s, 3/8/16                            Aaa            14,006,250
                                                                                                      -------------
                                                                                                         18,241,250

Nebraska (0.9%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 NE Investment Fin. Auth. Hosp. IFB
                    (Bishop Clarkson Hosp.), MBIA, 9.284s, 12/8/16                        Aaa             9,426,690
                    NE Investment Fin. Auth. Single Fam. Mtge.
                    IFB GNMA Coll.
          5,100,000 Ser. B, 11.231s, 9/15/23                                              Aaa             5,316,750
          2,100,000 10.682s, 9/15/24                                                      Aaa             2,400,657
                                                                                                      -------------
                                                                                                         17,144,097

Nevada (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    Director St. Nev. Dept. Business & Industry,
                    Rev. Bonds. (Las Vegas Monorail),
          6,500,000 (2nd Tier), 7 3/8s, 1/1/40                                            BB-/P           6,597,500
          7,000,000 (1st Tier), AMBAC, 5 3/8s, 1/1/40                                     Aaa             7,000,000
                                                                                                      -------------
                                                                                                         13,597,500

New Hampshire (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NH Higher Ed. & Hlth. Fac. Auth. VRDN
                    (VHA New England, Inc.), Ser. E, AMBAC,
                    2 1/4s, 12/1/25                                                       A-1+            2,000,000
         10,500,000 NH State Tpk. Sys. IFB, FGIC, 10.245s, 11/1/17                        Aaa            13,151,250
                                                                                                      -------------
                                                                                                         15,151,250

New Jersey (2.6%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         BB-             6,190,000
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          5,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            5,325,000
         13,500,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                               BB-/P          13,635,000
          4,800,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                               BB-/P           4,896,000
                    NJ State Trans. Trust Fund Auth. Rev. Bonds
         10,000,000 (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                         Aaa            11,862,500
          5,000,000 Ser. A, 5 5/8s, 6/15/14                                               Aa2             5,606,250
                                                                                                      -------------
                                                                                                         47,514,750

New York (14.8%)
-------------------------------------------------------------------------------------------------------------------
         12,500,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7.08s,
                    12/1/24 (acquired 5/19/98, cost $13,587,500) (RES)                    AA-            13,484,375
         10,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, FSA, 5 1/2s, 12/1/13                                          Aaa            11,112,500
          6,000,000 Metropolitan Trans. Auth. Rev. Bonds, Ser. A,
                    FGIC, 5 7/8s, 4/1/25                                                  Aaa             6,427,500
                    Nassau Cnty., Hlth. Care Corp. Rev. Bonds, FSA
          5,000,000 6s, 8/1/15                                                            Aaa             5,556,250
          4,410,000 6s, 8/1/14                                                            Aaa             4,922,663
                    NY City, G.O. Bonds
          4,600,000 Ser. F, 8.4s, 11/15/07                                                Aaa             4,702,212
          4,855,000 Ser. F, 8.4s, 11/15/06                                                Aaa             4,962,878
          4,635,000 Ser. F, 8.4s, 11/15/05                                                Aaa             4,737,990
         13,235,000 Ser. B, MBIA, 6 1/2s, 8/15/10                                         AAA            15,584,213
          6,765,000 Ser. D, MBIA, 6 1/2s, 11/1/09                                         Aaa             7,898,138
          5,000,000 NY City, Indl. Dev. Agcy. Civic Fac. Rev
                    (Polytechnic U. ), 6s, 11/1/20                                        Baa3            5,218,750
         10,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Visy Paper, Inc.), 7.95s, 1/1/28                                     B+/P           10,575,000
          8,250,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    A3              6,218,438
         20,000,000 NY City, Muni. Wtr. & Swr. Syst. Fin. Auth.
                    Rev. Bonds, Ser. B, FGIC, 5 1/8s, 6/15/30                             Aaa            19,775,000
          2,800,000 NY City, NY State Dorm. Auth. Lease Rev. Bonds
                    (Court Facs.), 6s, 5/15/39                                            A               3,017,000
         23,000,000 NY State Dorm. Auth. Cap. Appn. Rev. Bonds
                    (State U.), Ser. B, MBIA, zero %, 5/15/09                             Aaa            16,991,250
                    NY State Dorm. Auth. Rev. Bonds
         10,900,000 (U. Syst. Construction), Ser. A, 6s, 7/1/20                           AA-            12,357,875
          7,500,000 (State U. Edl. Facs.), MBIA, 6s, 5/15/16                              AAA             8,343,750
          7,000,000 (State U. Edl. Facs.), MBIA, 6s, 5/15/15                              AAA             7,840,000
         12,485,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                       AA-            13,842,744
         23,100,000 (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19                         AA-            24,832,500
          9,000,000 (Metal Hlth. Svcs. Fac. Impt. D), FSA,
                    5 1/4s, 8/15/30                                                       Aaa             9,045,000
          2,500,000 (City U. Syst.), Ser. A, FGIC, 5 1/4s, 7/1/30                         Aaa             2,512,500
          7,000,000 NY State Hwy. & Bridge Auth. Hwy. & Bridge
                    Rev. Bonds, Ser. B, FGIC, 5 1/2s, 4/1/10                              Aaa             7,726,250
         17,000,000 NY State Urban Dev. Corp. Rev. Bonds,
                    5 1/2s, 7/1/16                                                        Aaa            17,828,750
         10,500,000 NYC Indl. Dev. Agcy. JFK I LLC Project A,
                    5 1/2s, 7/1/28                                                        Baa3            9,712,500
         11,500,000 NYC Indl. Dev. Agcy. Rev. Bonds
                    (JFK I, LLC Project A), 6s, 7/1/27                                    Baa3           11,500,000
          3,075,000 Port Auth. NY & NJ Rev. Bonds
                    (Kennedy Intl. Arpt. - 4th Installment),
                    6 3/4s, 10/1/11                                                       BB/P            3,236,438
                    Syracuse, G.O. Bonds (Pub. Impt.), Ser. A, FSA
          1,200,000 6s, 4/15/13                                                           Aaa             1,329,000
          1,150,000 6s, 4/15/12                                                           Aaa             1,283,688
          1,075,000 6s, 4/15/11                                                           Aaa             1,208,031
          1,025,000 6s, 4/15/10                                                           Aaa             1,150,563
                                                                                                      -------------
                                                                                                        274,933,746

North Carolina (5.2%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Rev. Bonds
         11,680,000 Ser. C, MBIA, 7s, 1/1/13                                              Aaa            14,235,000
          5,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             5,375,000
         29,000,000 (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         Baa1           30,703,750
         10,000,000 MBIA, 6s, 1/1/18                                                      AAA            11,275,000
         19,700,000 NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 9.23s,
                    1/1/25 (acquired various dates from 12/28/93
                    to 4/12/95, cost $23,983,708) (RES)                                   Aaa            24,723,500
          5,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. A, 5 3/4s, 1/1/26                                                BBB             4,993,750
          2,500,000 NC Med. Care Cmnty. Healthcare Facs. Rev. Bonds
                    (1st Mtge. - Presbyterian Homes), 7s, 10/1/31                         BB+/P           2,596,875
          3,000,000 NC Med. Care Comm. Retirement Fac. Rev. Bond
                    (United Methodist Home), 7 1/8s, 10/1/23                              BB/P            3,026,250
                                                                                                      -------------
                                                                                                         96,929,125

Ohio (1.3%)
-------------------------------------------------------------------------------------------------------------------
         13,395,000 Hamilton Cnty., Rev. Bonds (Sales Tax), Ser. B,
                    AMBAC, zero %, 12/1/28                                                Aaa             3,097,594
          1,414,262 Lake Cnty. Indl. Dev. Rev. Bonds
                    (Madison Inn Hlth. Ctr.), FHA Insd., 12s, 5/1/14                      A-/P            1,433,426
         15,000,000 OH State Tpk. Comm. Rev. Bonds, Ser. B, FGIC,
                    4 3/4s, 2/15/28                                                       Aaa            14,025,000
          2,000,000 OH State Air Quality Dev. Auth. Rev. Bonds
                    (OH Edison Project), Ser. A, 4.85s, 2/1/15                            Baa2            2,025,000
          4,000,000 Ohio State Wtr. Dev. Auth. Rev. Bonds,
                    (Cleveland Electric) 6.1s, 8/1/20                                     BBB             4,055,000
                                                                                                      -------------
                                                                                                         24,636,020

Oklahoma (0.9%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               B2             10,837,500
          6,000,000 OK State Ind. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.-Oblig. Group), Ser. A, MBIA,
                    5 3/4s, 8/15/29                                                       Aaa             6,292,500
                                                                                                      -------------
                                                                                                         17,130,000

Oregon (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,540,000 OR State Hsg. & Cmnty. Services Dept. Rev. Bonds
                    (Single Family Mtg.), Ser. J, 4.7s, 7/1/30                            Aa2             5,546,925

Pennsylvania (4.1%)
-------------------------------------------------------------------------------------------------------------------
          1,095,000 Allegheny Cnty., Hosp. Dev. Auth. VRDN
                    (Presbyterian U. Hosp. - B2), 2.3s, 3/1/18                            VMIG1           1,095,000
          3,000,000 Allegheny Cnty., Sanitation Auth. Rev. Bond, MBIA,
                    5 1/2s, 12/1/30                                                       Aaa             3,120,000
          8,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners), 6.65s, 5/1/10                                BBB-            8,755,313
          7,560,000 Clearfield Hosp. Auth. Rev. Bonds (Clearfield Hosp.),
                    6 7/8s, 6/1/16                                                        BBB             7,720,650
          2,780,000 PA G.O. Bonds, FGIC, zero %, 12/1/20                                  Aaa             1,011,225
          1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
                    (Amtrak Project), Ser. A , 6 1/4s, 11/1/31                            A3              1,021,250
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          6,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            6,322,500
         10,000,000 (Clover), Ser. D, 7 1/8s, 12/1/15                                     BBB-           10,550,000
         12,700,000 Ser. A, 6.4s, 1/1/09                                                  BBB-           12,938,125
         20,000,000 PA State, Tpk. Comm. Oil Franchise Tax Rev. Bonds,
                    Ser. B, AMBAC, 4 3/4s, 12/1/27                                        Aaa            18,475,000
          3,400,000 Philadelphia, G.O. Bonds, FGIC, 4 3/4s, 5/15/20                       Aaa             3,259,750
          6,709,042 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Rev. Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/10
                    (In default) (NON)                                                    D                 939,266
                                                                                                      -------------
                                                                                                         75,208,079

Puerto Rico (1.3%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnthwlth. of PR, Hwy & Trans. Auth.
                    Rev. Bonds, MBIA
          6,700,000 6 1/4s, 7/1/12                                                        Aaa             7,964,625
          5,000,000 Ser. B, 5 7/8s, 7/1/35                                                Aaa             5,500,000
          9,735,000 Cnmwlth. of PR, G.O. Bonds, FGIC,
                    5 1/2s, 7/1/13 (FWC/WIS)                                              Aaa            10,659,825
                                                                                                      -------------
                                                                                                         24,124,450

South Carolina (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,635,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             3,684,981
                    SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B
          8,000,000 6 3/8s, 5/15/30                                                       A1              8,710,000
         15,250,000 6 3/8s, 5/15/28                                                       A1             16,184,063
                                                                                                      -------------
                                                                                                         28,579,044

Tennessee (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Clarksville Pub. Bldg. Auth. Rev. Bonds,
                    VDRN, 2.3s, 11/1/27                                                   Aa1             1,000,000
          1,700,000 Clarksville Pub. Bldg. Auth. VRDN
                    (Pooled Fing-Murfreesboro), 3 1/4s, 7/1/11                            Aa1             1,700,000
          3,000,000 Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              Baa2            3,375,000
                    Johnson City, Hlth. & Edl. Facs. Hosp. Board
                    Rev. Bonds (Mtn. States Hlth.), Ser. A
          7,000,000 7 1/2s, 7/1/33                                                        Baa2            7,525,000
          5,000,000 7 1/2s, 7/1/25                                                        Baa2            5,418,750
          1,400,000 Metropolitan Govt. Nashville & Davidson Cnty.
                    Hlth. & Edl. Fac. Board VRDN (Progress Inc.
                    Project), 2.35s, 7/1/18                                               Aaa             1,400,000
                                                                                                      -------------
                                                                                                         20,418,750

Texas (9.9%)
-------------------------------------------------------------------------------------------------------------------
          4,250,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), Ser. A,
                    5 7/8s, 11/15/18                                                      BB+/P           3,734,688
         15,000,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Ba2            13,931,250
         15,000,000 Dallas Cnty., G.O. Bonds (Flood Control Dist. (SEG)1),
                    8.5s, 4/1/16                                                          D/P            15,000,000
          8,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines, Inc.),
                    6 3/8s, 5/1/35                                                        Ba2             6,300,000
         16,250,000 Gulf Coast, Waste Disposal Auth. Rev. Bonds
                    (Champion Intl. Corp.), 7.45s, 5/1/26                                 Baa2           16,799,575
         12,555,000 Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, MBIA, 5 5/8s, 7/1/12                        Aaa            13,308,300
                    Harris Cnty., Houston Sports Auth. Rev. Bonds,
                    Ser. B, MBIA
         30,000,000 Ser. B, 5 1/4s, 11/15/40                                              Aaa            29,887,500
         20,000,000 Ser. A, zero %, 11/15/34                                              Aaa             2,900,000
                    Houston, Arpt. Syst. Rev. Bonds
                    (Continental Airlines, Inc.)
         10,880,000 Ser. B, 5.7s, 7/15/29                                                 BB-             7,357,600
          8,000,000 Ser. C, 5.7s, 7/15/29                                                 BB-             5,410,000
         10,585,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Memorial Hlth. Syst. of East TX), 6 7/8s, 2/15/26                    BBB-           10,360,069
          6,500,000 Texas State Indl. Dev. Corp. Rev. Bonds
                    (Arco Pipelines Co.), 7 3/8s, 10/1/20                                 Aa1             8,344,375
                    TX State Rev. Bonds
         20,800,000 6.2s, 9/30/11                                                         Aa1            24,258,000
         15,000,000 Ser. A-L32, 3 3/4s, 8/29/02                                           MIG1           15,218,400
         10,000,000 TX State Tpk. Auth. Rev. Bonds, FGIC,
                    5 1/2s, 1/1/15                                                        Aaa            10,637,500
                                                                                                      -------------
                                                                                                        183,447,257

Utah (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                    Ser. A, 8 1/8s, 5/15/15                                               AAA             6,556,250
         19,065,000 Utah Rev. Bonds (UT State Pwr. Supply), Ser. B,
                    MBIA, 6 1/2s, 7/1/09                                                  Aaa            22,163,063
                                                                                                      -------------
                                                                                                         28,719,313

Vermont (0.4%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Hosp. Med. Ctr.), FGIC, 6 1/4s, 9/1/19                               Aaa             8,037,000

Virginia (2.9%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 9.14s, 8/23/27                                     Aaa            12,967,500
          7,500,000 Pocahontas Pk. Way Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            6,628,125
         28,700,000 Winchester, Indl. Dev. Auth. IFB (Winchester
                    Med. Ctr.), AMBAC, 10.26s, 1/21/14                                    Aaa            33,471,375
                                                                                                      -------------
                                                                                                         53,067,000

Washington (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,200,000 Port of Moses Lake, Pub. Corp. Poll. Control
                    Rev. Bonds (Union Carbide Corp.),
                    7 1/2s, 8/1/04                                                        A2              5,216,640

Wisconsin (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,965,000 WI Hsg. & Econ. Dev. Auth. IFB (Home Ownership
                    Dev.), 11.618s, 10/25/22                                              Aa3             2,004,300
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $1,724,858,216)                                                            $1,822,815,882

PREFERRED STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Charter Mac. Equity Trust 144A Ser. A, 6.625%
                    cum. pfd. (acquired 6/11/99, cost $4,000,000) (RES)                              $    4,125,000
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    Ser. B, 7 3/4s                                                                        4,285,000
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    6.875% cum. pfd. (acquired 5/7/99,
                    cost $6,000,000) (RES)                                                                6,255,000
                                                                                                     --------------
                    Total Preferred Stocks (cost $14,000,000)                                        $   14,665,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,738,858,216) (b)                                      $1,837,480,882
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,852,116,337.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,738,858,224, resulting in gross unrealized appreciation and depreciation of $132,531,603 and $33,908,945, respectively, or net unrealized appreciation of $98,622,658.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2001 was $112,165,679 or 6.1% of net assets.

(FWC/WIS) When-issued securities. (Note 1)

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB and VRDN's are the current interest rates at September 30, 2001.

      The fund had the following industry group concentrations greater than 10% at September 30, 2001 (as a percentage of net assets):

               Transportation          20.3%
               Hospital/Health care    19.3
               Utilities               15.3

      The fund had the following insurance concentrations greater than 10% at September 30, 2001 (as a percentage of net assets):

               MBIA                    16.2%
               FGIC                    10.5

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,738,858,216) (Note 1)                                    $1,837,480,882
-------------------------------------------------------------------------------------------
Cash                                                                              6,169,578
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   31,934,065
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,473,923
-------------------------------------------------------------------------------------------
Total assets                                                                  1,877,058,448

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             3,549,627
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 16,297,929
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,476,648
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,317,738
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          200,408
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        56,342
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,095
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              971,256
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               66,068
-------------------------------------------------------------------------------------------
Total liabilities                                                                24,942,111
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,852,116,337

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,783,919,865
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,316,483)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (28,109,711)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       98,622,666
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,852,116,337

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,678,610,748 divided by 189,905,833 shares)                                        $8.84
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.84)*                                $9.28
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($157,216,671 divided by 17,789,645 shares)***                                        $8.84
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,502,393 divided by 735,272 shares) ***                                            $8.84
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,786,525 divided by 1,104,547 shares)                                              $8.86
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.86)**                               $9.16
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2001
Tax exempt interest income:                                                    $118,191,480
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,039,330
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,278,426
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    61,088
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     22,722
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,274,746
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,453,613
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                37,244
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                47,174
-------------------------------------------------------------------------------------------
Other                                                                               623,951
-------------------------------------------------------------------------------------------
Total expenses                                                                   15,838,294
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (266,222)
-------------------------------------------------------------------------------------------
Net expenses                                                                     15,572,072
-------------------------------------------------------------------------------------------
Net investment income                                                           102,619,408
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  4,215,899
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (21,484)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       57,114,065
-------------------------------------------------------------------------------------------
Net gain on investments                                                          61,308,480
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $163,927,888
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended September 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  102,619,408   $  105,764,448
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 4,194,415       (4,260,426)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              57,114,065      (17,956,554)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  163,927,888       83,547,468
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (91,316,577)     (94,878,646)
--------------------------------------------------------------------------------------------------
   Class B                                                             (8,411,204)     (10,397,256)
--------------------------------------------------------------------------------------------------
   Class C                                                               (174,880)         (57,658)
--------------------------------------------------------------------------------------------------
   Class M                                                               (497,144)        (516,686)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           15,882,967     (172,448,571)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                79,411,050     (194,751,349)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,772,705,287    1,967,456,636
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $2,316,483 and
$3,703,047 respectively)                                           $1,852,116,337   $1,772,705,287
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.53        $8.62        $9.30        $9.12        $8.76
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .50          .50          .47          .45          .48
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30         (.09)        (.66)         .19          .36
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .80          .41         (.19)         .64          .84
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.49)        (.50)        (.46)        (.46)        (.48)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.01)          --           --
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --         (.02)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.49)        (.50)        (.49)        (.46)        (.48)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.84        $8.53        $8.62        $9.30        $9.12
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.56         4.94        (2.12)        7.22         9.89
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,678,611   $1,577,487   $1,737,755   $1,998,387   $2,054,537
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .80          .78          .81          .81          .78
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.69         5.88         5.14         4.92         5.40
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.40        19.25        11.02        29.61        52.33
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.53        $8.62        $9.30        $9.12        $8.76
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .44          .44          .41          .39          .43
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30         (.09)        (.66)         .19          .36
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .74          .35         (.25)         .58          .79
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.44)        (.40)        (.40)        (.43)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.01)          --           --
-----------------------------------------------------------------------------------------------------
In excess of net realized gains
on investments                            --           --         (.02)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.44)        (.43)        (.40)        (.43)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.84        $8.53        $8.62        $9.30        $9.12
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.85         4.26        (2.76)        6.52         9.18
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $157,217     $184,033     $219,300     $249,541     $245,759
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.45         1.43         1.46         1.46         1.43
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.02         5.23         4.49         4.28         4.75
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.40        19.25        11.02        29.61        52.33
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance               Year ended September 30   to Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.53        $8.63        $8.87
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .43          .43          .07
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30         (.10)        (.24)
---------------------------------------------------------------------------
Total from
investment operations                    .73          .33         (.17)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.42)        (.43)        (.07)
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --
---------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --           --
---------------------------------------------------------------------------
Total distributions                     (.42)        (.43)        (.07)
---------------------------------------------------------------------------
Net asset value,
end of period                          $8.84        $8.53        $8.63
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.69         3.98        (1.85)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,502       $1,783         $637
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.60         1.58          .29*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.06         5.06          .88*
---------------------------------------------------------------------------
Portfolio turnover (%)                 13.40        19.25        11.02
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.55        $8.64        $9.32        $9.14        $8.78
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .47          .47          .44          .43          .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30         (.09)        (.65)         .19          .37
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .77          .38         (.21)         .62          .82
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net investment income              (.46)        (.47)        (.44)        (.44)        (.46)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.01)          --           --
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --         (.02)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.47)        (.47)        (.44)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.86        $8.55        $8.64        $9.32        $9.14
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.22         4.63        (2.40)        6.89         9.55
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,787       $9,403       $9,764      $10,191       $8,280
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.10         1.08         1.11         1.11         1.08
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.39         5.58         4.84         4.65         5.07
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.40        19.25        11.02        29.61        52.33
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term tax exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $14,166,000 available to offset future net capital gain, if any, which will expire on September 30, 2008.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, post-October loss deferrals, dividends payable, defaulted bond interest, realized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2001, the fund reclassified $833,039 to increase distributions in excess of net investment income and $39,328 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $872,367. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the Fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2001, the fund's expenses were reduced by $266,222 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,626 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $120,614 and $2,144 from the sale of class A and class M shares, respectively, and received $145,050 and $281 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.65% is assessed on certain redemptions of class M shares. For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received $27,900 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $242,692,839 and $248,820,701, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,405,195       $ 239,917,056
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,626,599          58,098,480
---------------------------------------------------------------------------
                                            34,031,794         298,015,536

Shares
repurchased                                (28,961,889)       (253,760,938)
---------------------------------------------------------------------------
Net increase                                 5,069,905       $  44,254,598
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,489,738       $ 206,538,186
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,862,785          57,864,624
---------------------------------------------------------------------------
                                            31,352,523         264,402,810

Shares
repurchased                                (48,063,061)       (405,097,542)
---------------------------------------------------------------------------
Net decrease                               (16,710,538)      $(140,694,732)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,225,886        $ 28,329,849
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  597,504           5,233,431
---------------------------------------------------------------------------
                                             3,823,390          33,563,280

Shares
repurchased                                 (7,602,582)        (66,633,904)
---------------------------------------------------------------------------
Net decrease                                (3,779,192)       $(33,070,624)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,287,456        $ 19,551,502
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  759,710           6,147,561
---------------------------------------------------------------------------
                                             3,047,166          25,699,063

Shares
repurchased                                 (6,919,519)        (58,347,192)
---------------------------------------------------------------------------
Net decrease                                (3,872,353)       $(32,648,129)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    781,378         $ 6,898,082
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,400             117,962
---------------------------------------------------------------------------
                                               794,778           7,016,044

Shares
repurchased                                   (268,462)         (2,371,619)
---------------------------------------------------------------------------
Net increase                                   526,316         $ 4,644,425
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    173,334          $1,463,872
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,068              34,377
---------------------------------------------------------------------------
                                               177,402           1,498,249

Shares
repurchased                                    (42,302)           (355,350)
---------------------------------------------------------------------------
Net increase                                   135,100          $1,142,899
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    310,556         $ 2,709,275
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   40,981             373,909
---------------------------------------------------------------------------
                                               351,537           3,083,184

Shares
repurchased                                   (346,117)         (3,028,616)
---------------------------------------------------------------------------
Net increase                                     5,420         $    54,568
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    239,544         $ 2,037,947
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   46,533             393,139
---------------------------------------------------------------------------
                                               286,077           2,431,086

Shares
repurchased                                   (316,555)         (2,679,695)
---------------------------------------------------------------------------
Net decrease                                   (30,478)        $  (248,609)
---------------------------------------------------------------------------


Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.96% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN041-76223  011/322/472  11/01